Exhibit 10.28
10-K FILING

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Execution Draft

AMENDMENT NUMBER TWO

dated October 24, 2018

to

AMENDED AND RESTATED LICENSE AGREEMENT

dated August 6, 2012

by and between

ALFASIGMA S.P.A. (formerly Alfa Wassermann S.P.A.)

and

SALIX PHARMACEUTICALS, INC.,

VALEANT PHARMACEUTICALS IRELAND LIMITED, and

VALENT PHARMACEUTICALS LUXEMBOURG, S.á.r.l.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NUMBER TWO
to
AMENDED AND RESTATED LICENSE AGREEMENT
AMENDMENT NUMBER TWO (this “Amendment”) dated October 24, 2018 (the “Amendment Number Two Effective Date”), to the AMENDED AND RESTATED LICENSE AGREEMENT dated August 6, 2012, as amended on September 5, 2012, by and among Alfasigma S.p.A. (formerly, Alfa Wassermann, S.P.A.), a società per azioni (joint stock company) duly incorporated under the laws of Italy (“Alfasigma”), on the one hand, and Salix Pharmaceuticals, Inc., a corporation incorporated under the laws of the State of California, United States of America (“Salix Inc.”), Valeant Pharmaceuticals Ireland Limited, a corporation duly organized under the laws of Ireland (“VIRL”), and Valeant Pharmaceuticals Luxembourg, S.á.r.l., a company duly organized under the laws of Luxembourg (“VPL”) (collectively, Salix Inc. together with VIRL and VPL, “Salix”), on the other hand (each a “Party,” and collectively “the Parties”).
WITNESSETH:
WHEREAS, Alfasigma and Salix Inc. entered into a certain License Agreement, dated June 24, 1996 (the “1996 License Agreement”);
WHEREAS, Alfasigma and Salix Inc. amended and restated the 1996 License Agreement by entering into the Amended and Restated License Agreement dated August 6, 2012 (the “ARLA”), which was subsequently amended by a letter dated September 5, 2012;
WHEREAS, Alfasigma, Salix Inc., and Valeant Pharmaceuticals International, Inc., n/k/a Bausch Health Companies, Inc., a public corporation incorporated under the laws of British Columbia, Canada (“Valeant”), have entered into on the date hereof a Settlement Agreement, pursuant to which Alfasigma and Salix Inc. have agreed to make certain changes to the ARLA, as described in this Amendment; and
WHEREAS, in addition to making certain changes to the ARLA as set forth herein, Salix Inc. desires to add VIRL and VPL as parties to the ARLA because VPL and VIRL hold and/or own certain intellectual property rights governed by the ARLA, with the understanding that Salix Inc. shall remain solely responsible to Alfasigma for the exercise of the rights and the performance (and any breach) of the obligations of Salix under the terms of the ARLA.
NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the Parties hereby agree as follows:
1.All capitalized terms used in this Amendment and not otherwise defined have the meanings set forth in the ARLA.
2.The preamble of the ARLA is hereby amended by replacing “Alfa Wassermann S.p.A.” with “Alfasigma S.p.A.” The term “Alfa” as used in the ARLA is hereby defined as meaning Alfasigma

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

S.p.A. The preamble of the ARLA is further amended by replacing “Salix Pharmaceuticals, Inc., a corporation incorporated under the laws of the State of California, United States of America (“Salix”) with the following: “Salix Pharmaceuticals, Inc., a corporation incorporated under the laws of the State of California, United States of America (“Salix Inc.”), Valeant Pharmaceuticals Ireland Limited, a corporation duly organized under the laws of Ireland (“VIRL”), and Valeant Pharmaceuticals Luxembourg, S.á.r.l. a company duly organized under the laws of Luxembourg (“VPL”) (collectively, Salix Inc. together with VIRL and VPL, “Salix”).” The term “Salix” as used in the ARLA is hereby defined as meaning Salix Inc., VIRL, and VPL.
3.Article 3 of the ARLA is hereby amended by adding thereto and/or modifying the following definitions:
“POCD EIR Product” means a Crohn’s EIR Product for the prevention of post-operative Crohn’s disease.
“Compound Supply Agreement” is hereby amended to mean the Amended and Restated Supply Agreement between Alfa and Salix dated as of the date hereof.
“EIR Supply Agreement” is hereby amended to mean the Supply Agreement between Alfa and Salix dated August 6, 2012, as amended by the Amendment to EIR Supply Agreement dated as of the date hereof.
“Transaction Documents” means the ARLA, as amended by this Amendment Number Two, the Compound Supply Agreement, the EIR Supply Agreement and the Trademark License Agreements.
4.For the purpose of the definition of “Net Sales” in Article 3 of the ARLA (which definition shall not be amended under this Amendment), the term “payable” shall be interpreted to mean the amounts determined to be payable, in accordance with GAAP, regardless of the time when such amount is actually paid or required to be paid. Salix will provide to Alfa the calculations of the “Net Sales” within [***] following the last day of each quarter. Such calculation shall include the actual amounts of “Net Sales.”. For the avoidance of doubt, it is the intent of the Parties that “Net Sales” for purposes of the POCD EIR Product pursuant to this Amendment shall be consistent with the GAAP net sales reported by Salix or Valeant, as applicable, in its periodic reports with the U.S. Securities and Exchange Commission. Such GAAP net sales shall be reported to Alfa on a [***] basis and reflect details of the component parts of Net Sales ([***]) reflecting [***] activity and any adjustments to prior reported amounts. Any adjustments of final Net Sales of previous [***], if such Net Sales had been communicated to Alfa, should be included in a separate line in the following [***] net sales report and named “adjustments to previous [***]”.
5.For the purpose of the definition of “Field” in Article 3 of the ARLA (which definition shall not be amended under this Amendment), the term “Field” shall not include [***], but for clarity, shall include any general indication for [***].
6.Section 4.1.2(b)(ii), Section 4.1.2(b)(iii) and Section 4.1.2(b)(iv) shall apply, mutatis mutandis, with respect to the POCD EIR Product.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.In Section 4.10 of the ARLA, the phrase, “except for the restriction on unauthorized sales set forth in Section 5.1,” is hereby deleted and replaced with the following phrase: “except for the restrictions set forth in Section 5.1.”
8.New Section 5.1.4 of the ARLA is hereby added as follows:
5.1.4    During the time period starting on [***] and ending on: (a) [***], Alfa shall not, and Alfa shall cause its Affiliates not to, Exploit or provide to any Third Party a license to Exploit within the Salix Territory, whether inside or outside the Field, any Rifaximin Product (excluding any Rifaximin Product having the EIR Formulation) having [***]; and (b) the earlier of (i) [***], (ii) [***], or (iii) [***], Alfa shall not, and Alfa shall cause its Affiliates not to, Exploit or provide to any Third Party a license to Exploit within the Salix Territory, whether inside or outside the Field, any Rifaximin Product that has the EIR Formulation and that has [***]; provided, however, that the foregoing restrictions shall not limit Alfa’s right to Exploit the license grants set forth in Section 4.2.2 and Section 4.2.3 in accordance with their respective terms. For clarity, nothing in Section 4.1 or in this Section 5.1.4 shall be construed as restricting Alfa from Developing and/or Manufacturing (with the right to sublicense as set forth herein) in the Salix Territory any Rifaximin Product (including any Rifaximin Product having the EIR Formulation) for Commercialization in the Alfa Territory. Notwithstanding anything else to the contrary in any of the Transaction Documents, except as required for Alfa to practice the license grants set forth in Section 4.2.2 and Section 4.2.3 in accordance with their respective terms or for the Development of the POCD EIR Product according to Article 6 (including, for clarity, in the Alfa Territory), Alfa and/or its Affiliates shall have no right to use, and shall not use, at any time, any Confidential Information or Know-How of Salix or any of Salix’s Sublicensees or Affiliates in connection with the Development of any Rifaximin Product having [***], and such restriction shall also apply to Development of any Rifaximin Product that has the EIR Formulation having [***].
9.Article 6 of the ARLA is hereby deleted and replaced by the following:
Article 6
PRODUCT DEVELOPMENT
6.1    Development Activities Overview. Salix and Alfa shall discuss and coordinate studies, trials and regulatory activities to Develop a POCD EIR Product and generate a package of information satisfactory to the Regulatory Authorities of both the United States and [***], to the extent that, however, the Party’s coordination of such Development activities to the satisfaction of Regulatory Authorities in the [***] shall be necessary or required to obtain Initial U.S. Marketing Approval for the POCD EIR Product. The Parties shall establish a Steering Committee to plan and oversee such Development for purposes of obtaining the Initial U.S. Marketing Approval for the POCD EIR Product. Notwithstanding anything else to the contrary in any of the Transaction Documents, Alfa shall be primarily responsible for managing and controlling the Development of the POCD

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EIR Product, including the preparation and filing of the Regulatory Documentation to obtain the Initial U.S. Marketing Approval for the POCD EIR Product, in accordance with the Initial Development Plan (as defined below) or the Development Plan (as defined below) (as the case may be). Salix shall be solely responsible for funding (including reimbursing Alfa for) the Third Party costs and expenses associated with the Development of the POCD EIR Product, including with respect to the preparation and filing of the Regulatory Documentation to obtain the Initial U.S. Marketing Approval for the POCD EIR Product, as set forth in the Initial Development Budget (as defined below) or the Development Budget (as defined below) (as the case may be); provided, however, that for clarity, Salix’s sole responsibility for funding the Third Party costs and expenses associated with Development of the POCD EIR Product hereunder shall be limited only to those activities, including any Development activities outside the United States [***], and Salix shall not be obligated to [***]. The Parties acknowledge and agree that, notwithstanding anything else in this Agreement to the contrary, Salix does not have any obligations to Develop a Rifaximin Product other than by funding the Development of the POCD EIR Product according to this Article 6.
6.2    POCD EIR Product Development.
6.2.1    Development Plan and Development Budget.
(a)    The Parties acknowledge that it is their intent to conduct the Development of the POCD EIR Product in accordance with the initial development plan (the “Initial Development Plan”), attached as Exhibit F(i), and the initial development budget (the “Initial Development Budget”), also attached as Exhibit F(i). The Parties acknowledge that the Initial Development Plan and the Initial Development Budget are subject to revision in accordance with and subject to the procedures set forth, respectively, in Section 6.2.1(c) and Section 6.2.1(d), and that the Development Plan and the Development Budget shall be substituted for, respectively, the Initial Development Plan and the Initial Development Budget. For clarity, in the event of any disagreement with respect to the Development Plan, the Development Budget, or the Development of the POCD EIR Product as set forth in this Article 6, such issue shall be resolved by the independent expert panel of Qualified Persons pursuant to the procedure set forth in Section 6.5.
(b)    As promptly as practicable after the Amendment Number Two Effective Date, Alfa shall submit a request for a meeting to the FDA to discuss the Clinical Trials, other studies, and other activities that are necessary or required for obtaining Initial U.S. Marketing Approval for the POCD EIR Product. Alfa shall take the lead in coordinating the meeting as the sponsor of the Development of the POCD EIR Product. Salix shall have the right, but not the obligation, to attend the meeting.
(c)    As promptly as practicable after Alfa meets with and receives guidance from the FDA, Alfa shall propose to the Steering Committee the revisions to the Initial Development Plan to reflect the FDA’s guidance and to include in detail the Development activities that are necessary or required to obtain Initial U.S. Marketing

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Approval for the POCD EIR Product, including Clinical Trials and other studies necessary to meet the FDA’s requirements for Initial U.S. Marketing Approval for the POCD EIR Product (such revised plan, as approved by the Steering Committee, the “Development Plan”). The Development Plan shall be similar in scope and style to the Crohn’s EIR Product Development Plan attached as Exhibit F.
(d)    Development Budget.
(i)    As promptly as practicable after the approval of the Development Plan, the Steering Committee shall revise the Initial Development Budget to reflect only what is necessary or required to fund the Development activities set forth in the Development Plan to obtain the Initial U.S. Marketing Approval for the POCD EIR Product (such revised budget, the “Development Budget”). The Development Budget shall include the price for the Compound as set forth in the Compound Supply Agreement needed to conduct the Clinical Trials provided for in the Development Plan, and shall further include only amounts to be paid to Third Parties in carrying out the Development of the POCD EIR Product, including for the preparation and filing of the Regulatory Documentation for obtaining the Initial U.S. Marketing Approval for the POCD EIR Product and the submission of any investigational new drug application to the FDA pursuant to Section 6.2.3(d). For clarity, the Development Budget shall not include internal costs or expenses (which shall include the cost of any Party’s employees and/or other personnel retained by such Party, except as otherwise herein set forth) incurred by the Parties or any Development costs beyond those necessary or required for obtaining the Initial U.S. Marketing Approval for the POCD EIR Product.
(ii)    Each budget item in the Development Budget must be for the Development activities that are necessary or required to obtain the Initial U.S. Marketing Approval for the POCD EIR Product.
(iii)    In determining the Development Budget costs for the Development activities to be performed by Third Party service providers, the Steering Committee shall solicit and consider quotes for each such activity from the Third Party service providers set forth in the Initial Development Plan (the “Service Providers”). If the Steering Committee is unable to agree on a single Service Provider, Salix shall have final decision on which Service Provider is chosen to be notified to Alfa within thirty (30) days of considering the issue, and such decision shall not, for clarity, be governed by Section 6.2.5(f).
(e)    The Parties acknowledge that the Development Plan and the Development Budget are subject to modification, in accordance with and subject to the procedures set forth in Section 6.2.1(f), and that any modified Development Plan or Development Budget shall be substituted for any previous version of the Development Plan or Development Budget. The Parties shall at all times conduct their activities in respect of the Development of the POCD EIR Product in accordance with the Development Plan and Development Budget as they are then in effect.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(f)    In the event that either Party desires any change to the Development Plan and the Development Budget during the term of this Agreement, such Party shall provide written notice to the other Party specifying the requested change. The Parties shall consider any such change that is requested in good faith. If the Parties are unable to reach agreement on a change, the matter shall be referred to the Steering Committee for resolution pursuant to Section 6.2.5(f). All changes to the Development Plan and the Development Budget, whether agreed between the Parties, approved by the Steering Committee, or effected pursuant to the procedure set forth in Section 6.5, shall be set forth in a written document and shall be deemed incorporated into the Development Plan and the Development Budget. Any changes to the Development Budget required as a result of a change to the Development Plan shall be made according to Section 6.2.1(d).
6.2.2    Alfa’s Duties. Subject to Section 6.2.3, Alfa shall carry out the following duties with respect to the Development of the POCD EIR Product:
(a)    Alfa shall use Commercially Reasonable Efforts to carry out the Development of the POCD EIR Product in accordance with the Development Plan and the Development Budget and may propose such adjustments to the Development Plan as may from time to time be necessary or appropriate as contemplated in Section 6.2.1.
(b)    Without limiting the provisions of Section 6.2.2(a):
(i)    Alfa shall use Commercially Reasonable Efforts to perform and complete (or procure the performance or completion on its behalf) all work, Clinical Trials and other studies, formalities and actions that are necessary or required to achieve Initial U.S. Marketing Approval for the POCD EIR Product.
(ii)    Alfa shall use Commercially Reasonable Efforts to perform and complete (or procure the performance or completion on its behalf) all Development activities within the time periods provided for in the Development Plan, including for the preparation and filing of an NDA to the FDA with all required materials, including any further materials requested by the FDA after the initial NDA is submitted or accepted for filing.
(c)    Alfa shall comply with all local, state and federal laws and regulations applicable to its performance of the Development activities, including, where appropriate, cGLP and cGMP, and with all applicable regulations of the FDA and other Regulatory Authorities in jurisdictions in which Development activities are being carried out.
(d)    Alfa shall be entitled to perform the Development activities with respect to the POCD EIR Product in the Alfa Territory; provided, that [***] and [***], including but not limited to, [***].
6.2.3    Salix’s Duties.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)    Development Costs and Expenses. Subject to Section 6.1, Salix shall pay for all Third Party costs and expenses required for Development of the POCD EIR Product, including the preparation and filing of the Regulatory Documentation for obtaining the Initial U.S. Marketing Approval for the POCD EIR Product, as set forth in the Initial Development Budget or the Development Budget (as the case may be), but excluding internal costs or expenses (which shall include the cost of any Party’s employees and/or other personnel retained by such Party, except as otherwise herein set forth). Any changes to the Development Budget shall be made in accordance with the process set forth in Section 6.2.1(d). If at any time the Salix’s expenditure toward the Development Plan or the Development Budget exceeds an amount equal to [***] (the “Budget Cap”), Salix shall have the right to terminate this Agreement as provided for and subject to Section 16.4.4(d)(ii). Notwithstanding the foregoing, if at any time Salix’s expenditure toward the Development Plan or the Development Budget reaches [***] (the “Preliminary Budget Threshold”), Alfa shall provide prompt written notice to Salix (but, in any event, no later than [***] after notification in writing by Salix that its expenditure toward the Development Plan or the Development Budget reached the Preliminary Budget Threshold, which notification shall be promptly provided by Salix to Alfa), and Salix shall have [***] from receipt of such written notice from Alfa (the “Salix Budget Consideration Period”) to decide whether to terminate this Agreement with respect to the POCD EIR Product as provided for in Section 16.4.4(d)(i). Notwithstanding the foregoing, Alfa hereby acknowledges and agrees that, as promptly as practicable after the Amendment Number Two Effective Date, Salix shall cease all Development related to the Crohn’s EIR Product, and Salix hereby further acknowledges and agrees that it shall be responsible for all costs and expenses associated with ceasing such Development related to the Crohn’s EIR Product and those costs and expenses shall not be included in the Initial Development Budget or the Development Budget (as the case may be).
(b)    Within [***] of the end of each calendar quarter (such quarters to end on the last days of March, June, September and December in each Calendar Year), Alfa shall submit to Salix a written report setting out the details of all costs and expenses incurred for the Development of the POCD EIR Product in such calendar quarter that are subject to payment by Salix under this Agreement, together with an invoice for the aggregate amount of such costs and expenses, plus any applicable taxes, including VAT, if any. Such report shall include any receipts or vouchers (including the receipts or vouchers issued by the Service Providers) or such other evidence as reasonably required as proof of such costs and expenses payable hereunder. Subject to Section 6.2.3(c), any amounts owed by Salix to Alfa under this Agreement shall be paid by Salix no later than [***] after receipt of the invoice. In the event that any payment due hereunder shall not be paid by the due date, then such payment shall from the due date until the actual date of payment bear interest at the annual rate of [***].
(c)    If Salix reasonably and in good faith disagrees with respect to a payment amount alleged to be due under Section 6.2.3(b), then (i) notwithstanding such dispute, all undisputed payment amounts due under Section 6.2.3(b) must be paid within the time periods provided for under this Agreement (i.e., within [***] of receipt of invoice

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

as provided in Section 6.2.3(b)), including together with payment of applicable interest payments due thereon with respect to late payments, and (ii) the Parties shall promptly resolve such dispute with respect to the disputed payment amount in accordance with Section 6.2.5(f); provided, however, that if any such payment dispute is not resolved by the senior executives or board of directors members as set forth in Section 6.2.5(f)(ii), then Salix shall pay any such disputed amount to Alfa within [***] after receipt of invoice as provided in Section 6.2.3(b) and seek further resolution of (including potential reimbursement from Alfa of) such disputed amount pursuant to Section 6.5.
(d)    Transfer of IND. Subject to ceasing all Development related to the Crohn’s EIR Product pursuant to Section 6.2.3(a), within thirty (30) days of the Amendment Number Two Effective Date, Salix shall transfer to Alfa the IND for the EIR Formulation pursuant to the form of FDA IND transfer letter attached hereto as Schedule 6.2.3(d); provided, however, that if the IND for the EIR Formulation is not sufficient for purposes of POCD EIR Development hereunder, Alfa shall be responsible for submitting another investigational new drug application to the FDA.
(e)    Supply of data. Salix shall provide to Alfa (i) within [***] of the Amendment Number Two Effective Date, all data, test results and other information in its Control as of the Amendment Number Two Effective Date pertaining to the IND under Section 6.2.3(d) and the Clinical Trials and studies regarding the EIR Formulation and the Crohn’s EIR Product, including but not limited to, Regulatory Documentation, Clinical Data and/or Know-How, and (ii) all final results and final reports of any such Clinical Trials promptly as such materials become available to Salix.
(f)    Post-Approval Studies. After the POCD EIR Product receives Initial U.S. Marketing Approval, Alfa shall transfer the IND back to Salix, and Salix shall manage and control (at its sole cost and expense) any post-approval marketing studies, as agreed and directed by the Steering Committee.
6.2.4    Regulatory Matters.
(a)    Information Exchange. Alfa shall promptly inform Salix of all Development pertaining to the Regulatory Approval process in the United States for the POCD EIR Product, and shall provide to Salix copies of all material data, final results, final reports of all clinical studies, Clinical Data, material Regulatory Documentation (including NDAs, MAAs and IND annual reports), analyses and submissions and Regulatory Authority feedback (such as, but not limited to, EOP2 meeting briefing documents submitted by Alfa to the FDA in advance of meetings), the minutes of meetings with Regulatory Authorities, and other information pertaining to the Clinical Trials and studies on the POCD EIR Product promptly as such materials become available to Alfa. Notwithstanding the foregoing, Alfa shall keep Salix reasonably informed of all material developments pertaining to the Regulatory Approval process in any country outside the United States for the POCD EIR Product, including providing to Salix any material data, documents and information that relate to any such material developments. All such materials and information shall constitute

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Confidential Information of Alfa and accordingly shall be subject to the provisions of Article 12. For clarification, the designation by Alfa of any information as confidential which is based on or derived from source information provided by Salix shall not result in any transfer of the ownership of or right to the underlying information from Salix to Alfa.
(b)    Attendance at Meetings with Regulatory Authorities.
(i)    Salix shall have the right, but not the obligation, to attend all meetings with the FDA, and, if any, HPFB, regarding the POCD EIR Product. In preparation for such meetings, subject to Section 6.1 Salix shall have the right at its election, but not the obligation, to work together with Alfa to prepare and file briefing materials for meetings with the FDA in support of obtaining the Initial U.S. Marketing Approval for the POCD EIR Product.
(ii)    Alfa shall give Salix at least [***] advance written notice of the scheduling of all meetings with the FDA, and, if any, HPFB relating to the POCD EIR Product, or if that is not feasible, as much advance notice as is practical under the circumstances.
6.2.5    Steering Committee.
(a)    Within [***] following the Amendment Number Two Effective Date, the Parties shall establish a Steering Committee (the “Steering Committee”), which shall oversee and coordinate the Development of the POCD EIR Product for obtaining the Initial U.S. Marketing Approval for the POCD EIR Product as contemplated by this Section 6.2.
(b)    Functions. Without limiting the foregoing or any other functions the Parties agree to delegate to the Steering Committee, the Steering Committee shall:
(i)     prepare and revise the Development Plan and the Development Budget;
(ii)    review and approve protocols for all Clinical Trials commenced after the Amendment Number Two Effective Date related to the POCD EIR Product;
(iii)    review progress of all Clinical Trials related to the POCD EIR Product;
(iv)    review the progress of preparing and filing Regulatory Documentation in connection with obtaining the Initial U.S. Marketing Approval for the POCD EIR Product;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(v)    facilitate the exchange of information between Alfa and Salix relating to all Clinical Trials, studies and data for submissions and applications, including applications for the Initial U.S. Marketing Approval, related to the POCD EIR Product;
(vi)    discuss strategy and principal sales and promotion plans, including a marketing plan, Product Labeling and Promotional Materials, for the POCD EIR Product;
(vii)    establish such subcommittees or task forces to investigate and make recommendations with respect to particular matters affecting the POCD EIR Product, including Development and Commercialization, as the Steering Committee deems necessary or advisable; and
(viii)    otherwise facilitate communications between the Parties, including by coordinating and maintaining contact information for key personnel in each Party’s organization with oversight of Development and Commercialization activities relating to the POCD EIR Product.
(c)    Membership. The Steering Committee shall be comprised of [***] from each of Alfa and Salix, selected by such Party. At least [***] and at least [***]. Each of Alfa and Salix may replace [***] of its Steering Committee representatives at any time by providing prior written notice to the other Party. Other representatives of Alfa and Salix may attend Steering Committee meetings as non-voting attendees; provided, that such representatives are bound by obligations of confidentiality and non-use with respect to any Confidential Information disclosed in the course of such meetings at least as stringent as those set forth in Article 12.
(d)    Meetings.
(i)    Prior to the receipt of Initial U.S. Marketing Approval for POCD EIR Product, the Steering Committee shall meet no less than [***], and as otherwise requested by any of the Steering Committee members. Such meetings shall be conducted in person or by videoconference or teleconference; provided, that at least [***] meetings of the Steering Committee each Calendar Year shall be conducted in person. Such in-person meetings shall alternate between [***] and [***].
(ii)    In addition to the [***] meetings set forth in Section 6.2.5(d)(i), for the duration of any Clinical Trials or other studies for the POCD EIR Product, the Steering Committee shall hold [***] teleconferences to discuss the progress of such Clinical Trials or studies.
(iii)    Following receipt of the Initial U.S. Marketing Approval for the POCD EIR Product, the Steering Committee shall meet no less than [***] in each Calendar Year and as otherwise requested by any of the Steering Committee members. Such meetings shall be conducted in person or by videoconference or teleconference;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

provided, that at least [***] of the Steering Committee each Calendar Year shall be conducted in person. Such in-person meetings shall alternate between [***] and [***].
(iv)    A quorum of the Steering Committee shall exist whenever there is present at or participating in a meeting at least [***] appointed by each Party.
(v)    Each Party shall bear its own personnel and travel costs and expenses relating to Steering Committee meetings.
(vi)    If for any reason a Steering Committee meeting is cancelled or postponed, the Steering Committee shall endeavor to meet no later than [***] following the original date of such cancelled or postponed meeting. The Steering Committee shall follow such other administrative procedures as it may adopt for the efficient conduct of its meetings and other matters.
(e)    Steering Committee Officers; Minutes. Salix shall select the chairperson of the Steering Committee, who shall convene and chair meetings of the Steering Committee. Except as otherwise provided herein, the chairperson shall have no additional powers or rights beyond those held by the other Steering Committee representatives. Alfa shall select a secretary to prepare and circulate the meeting agendas and minutes. Such minutes shall be distributed in draft form not later than [***] following each meeting and shall be deemed accepted and effective unless the other Party has objected to the same within [***] of its receipt of such minutes; final minutes shall be promptly distributed to the Parties.
(f)    Decision-Making.
(i)    Decisions by Consensus. The members of the Steering Committee shall endeavor to reach a consensus on all decisions within its jurisdiction. Except as set forth below, all actions, decisions or rulings of the Steering Committee with respect to the Development of the POCD EIR Product must be made by a consensus of the members of the Steering Committee or in a writing signed by all of the members of the Steering Committee.
(ii)     Dispute Resolution. If the members of the Steering Committee cannot agree with respect to any other action, decision or ruling relating to the Development Plan, the Development Budget, and/or the Development of the POCD EIR Product within [***] (or such shorter time as may be reasonable under the circumstances) following the day that the Steering Committee first considers such matter, then such issue shall be referred to a senior executive or board of directors member designated by each Party. Such senior executives or board of directors’ members shall meet for attempted resolution by good faith negotiations within [***] after such issue is referred to them. In the event such designated senior executives or board of directors’ members are not able to resolve such issue within such [***] period, then such issue shall be finally and definitively resolved pursuant to the procedure set forth in Section 6.5.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(g)    Limitations of Authority. Each Party shall retain the rights, powers and discretion granted to it under this Agreement, and no such rights, powers or discretion shall be delegated to or vested in the Steering Committee unless the Parties expressly so agree in writing. The Steering Committee shall not have the power to amend, modify or waive compliance with this Agreement, which may only be amended or modified as provided in Article 20 or compliance with which may only be waived as provided in Article 22. The Steering Committee shall not have the power to determine compliance with this Agreement.
(h)    Termination of Responsibilities for Development Product Indications. Upon the receipt of (i) the Initial U.S. Marketing Approval for the POCD EIR Product, and (ii) confirmation from Regulatory Authorities in the United States (and Canada, if applicable) that Salix has fully complied with all post-marketing requirements for the POCD EIR Product, unless otherwise mutually agreed in writing, the Steering Committee shall no longer have the powers and responsibilities with respect to the POCD EIR Product set forth in this Section 6.2.5 but shall serve as a general forum for Alfa and Salix to discuss the global Development, Commercialization and other Exploitation of the POCD EIR Product.
6.3    Life Cycle Committee.
6.3.1    The Parties shall have the right, but not the obligation, to establish, not later than [***] following the Amendment Number Two Effective Date, a global life cycle committee (the “Life Cycle Committee”). If established by the Parties, the Life Cycle Committee shall be composed of the same number of members as the Steering Committee. Salix shall select the chairperson of the Life Cycle Committee initially. Thereafter, the chairperson of the Life Cycle Committee shall alternate between the Parties on an annual basis. Except for the power to convene and chair meetings of the Life Cycle Committee, the chairperson shall have no additional powers or rights beyond those held by the other Life Cycle Committee representatives. The Life Cycle Committee may meet simultaneously with and as part of the meetings of the Steering Committee.
6.3.2    If established by the Parties, the Life Cycle Committee shall serve as a general forum to discuss global Development, Commercialization and other Exploitation of Rifaximin Products for the New Indications. Each of the Parties shall use its Commercially Reasonable Efforts to cause the Life Cycle Committee to function effectively and efficiently so as to support the global commercial success of Rifaximin Products for the Existing Indications and the New Indications. For clarity, the Life Cycle Committee shall not have the power to bind the Parties in any way nor to amend, modify or waive compliance with this Agreement. The Life Cycle Committee shall exist only to facilitate discussion regarding the global development, Commercialization and other Exploitation of Rifaximin Products for the Existing Indications and the New Indications.
6.4    Certain Restrictions.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.4.1    Salix Development of EIR Formulation.
(a)    Salix shall be free to pursue, but shall not have the obligation to pursue, Development work in respect of the EIR Formulation other than the POCD EIR Product, but Salix shall consult with Alfa on an ongoing basis and coordinate any such Development work with Alfa’s ongoing Development activities in respect of the EIR Formulation so as to avoid duplication of effort and facilitate the Development of the EIR Formulation as viable pharmaceutical products.
6.4.2    Alfa Development of [***]. Alfa shall be free to pursue Development work in respect of [***]; provided, that notwithstanding the grant of [***] License, Alfa shall consult with Salix on an ongoing basis and coordinate any Development work carried out by Alfa on [***] with Salix’s ongoing Development activities in respect of [***], as applicable, so as to avoid duplication of effort and facilitate the Development of [***] as viable pharmaceutical products; provided, however, that (a) if and when Alfa exercises its right to take a license to the Salix Designated Indication Product pursuant to Section 4.2.2, Alfa can exercise its right to carry out Development on [***], and (b) if Alfa had been conducting Development on an Other New Formulation prior to Salix identifying the Other New Formulation to Alfa pursuant to Section 4.2.2 as a Salix Designated Indication Product, then Alfa and Salix shall discuss in good faith the best manner of proceeding with the Development.
6.5    POCD EIR Product Dispute Resolution. In the event the Parties, subject to Section 6.2.5(f), are unable to mutually agree to the Development Plan, the Development Budget, and/or the Development of the POCD EIR Product as provided for in this Article 6, including if any dispute arises with respect to any amendments thereto at any other time during the Term, either Party may refer such matter for resolution by an independent expert panel comprised of [***] Qualified Persons. The independent expert panel shall reach resolution on any matter within the scope of this Section 6.5 no later than [***] following receipt of either Party’s intent to refer such matter for resolution by such panel. Within [***] (the “Initial Selection Period”) after either Party’s receipt of written notice from the other Party of such Party’s intent to refer any matter subject to this Section 6.5 for resolution by the independent expert panel comprised of [***] Qualified Persons, each Party shall select and propose [***] to serve on behalf of such Party on the independent expert panel. Within [***] following the end of the Initial Selection Period (the “Final Selection Period”), the [***] Party-selected Qualified Persons shall select [***] Qualified Person to serve on the independent expert panel. Within [***] following the end of the Final Selection Period, each Party shall submit to the independent expert panel such Party’s position on the disputed matter and a written memorandum in support of such Party’s position. The independent expert panel must, no later than [***] after receipt of each Party’s position and written support memorandum, submit to each Party a diligence questionnaire requiring each Party’s prompt response, and each Party shall provide a written response no later than [***] after receipt of the diligence questionnaire. The independent expert panel shall consider and issue a written opinion within [***] of receipt of each Party’s responses to the diligence questionnaire, which, in the absence of fraud or manifest error, shall be final and binding.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The independent expert panel’s written opinion shall take into consideration each Party’s responses to the diligence questionnaire, the optimal course of action for the Development matter in dispute, and all other relevant factors that are customarily considered when reaching such determination under the applicable circumstances. Notwithstanding anything to the contrary set forth herein, if the Parties, acting in good faith, are unable to appoint the independent expert panel or the independent expert panel is otherwise unable to resolve any dispute pursuant to this Section 6.5, then the dispute shall be resolved by arbitration pursuant to the procedures set forth in Section 18.2.
For purposes of this Section 6.5, “Qualified Person” means an independent, conflict-free, and qualified and experienced technical expert having at least [***] experience with respect to the pharmaceutical development of products in the same Field as the POCD EIR Product in question, together with significant experience pertaining to regulatory, technical and/or economic issues in connection with such development, and having some experience in mediating and arbitrating issues relating to agreements of the type of this Agreement.
10.Article 7 of the ARLA is hereby deleted and replaced with the following:
Article 7
SUPPLY
7.1    Supply of Compound for Commercial Rifaximin Product. Supply of the Compound from Alfa to Salix for commercial sales by or on behalf of Salix of the Compound as of the Amendment Number Two Effective Date shall be governed by the Compound Supply Agreement.
7.2    Supply of EIR Formulation. Supply of the Compound having the EIR Formulation from Alfa to Salix for commercial sales by Salix shall be governed by the EIR Supply Agreement.
7.3    Supply of Compound for SSD Product. At Salix’s election, and at a future date prior to the commercial launch of the SSD Product, the Parties or their Affiliates shall negotiate and enter into a supply agreement governing supply of the Compound required for the production of the SSD Formulation from Alfa to Salix for commercial sales by Salix.
11.The heading and first sentence of Section 8.2 of the ARLA are hereby deleted and replaced by the following:
8.2    Indications Outside the Field. Subject to Section 5.1.4, there shall be no limitation on either Party’s right to Exploit any indication outside the Field, either independently or in cooperation with any of its Affiliates or any Third Party, so long as such Exploitation does not infringe the Intellectual Property Rights of the other Party.
For clarity, the remainder of Section 8.2 remains unchanged.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.The heading and words at the beginning of Article 9.1 of the ARLA before the colon are hereby deleted and replaced with the following:
9.1    Regulatory Responsibilities; Attendance at Meetings. Without limiting the provisions of Section 6.2.4, and except as otherwise set forth in Section 6.2.2 in respect of the POCD EIR Product:
For clarity, the remainder of Section 9.1 remains unchanged.
13.Section 9.1.2(d) of the ARLA is hereby deleted and replaced with the following:
(d)    This Section 9.1.2 does not apply to meetings with Regulatory Authorities regarding the PCOD EIR Product, which is governed by Section 6.2.4(b).
14.The heading and first two sentences of Article 10.1 of the ARLA are hereby deleted and replaced with the following:
10.1    Salix’s Marketing Obligations. Salix shall [***]. For the avoidance of doubt, the Parties acknowledge and agree that the provisions of the preceding sentence do not necessarily require Salix to Commercialize the POCD EIR Product [***].
For clarity, the remainder of Section 10.1 remains unchanged.
15.Section 16.4.4 of the ARLA is hereby deleted and replaced with the following:
16.4.4    Salix may terminate this Agreement with respect to the POCD EIR Product:
(a)     without cause at any time, by providing [***] prior written notice to Alfa;
(b)     [***];
(c)    [***]; or
(d)    if, following receipt of the required written notice from Alfa as provided in Section 6.2.3(a) that Salix’s expenditure toward the Development Plan or the Development Budget has reached the Preliminary Budget Threshold, (i) Salix elects to terminate this Agreement with respect to the POCD EIR Product, Salix shall provide written notice to Alfa thereof, and such termination shall be effective at the end of the Salix Budget Consideration Period, or (ii) Salix elects not to terminate this Agreement with respect to the POCD EIR Product within the Salix Budget Consideration Period but Salix elects to terminate this Agreement later, either prior to or after exceeding the Budget Cap, then Salix shall provide to Alfa at least a [***] prior written notice of termination and shall remain responsible during such [***] notice period for solely those costs and expenses associated with the Development of the POCD EIR Product pursuant to the Development Plan and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Budget in effect at the time of Salix’s notice of termination and/or associated with ceasing any existing Clinical Trials in connection therewith; provided, however, that notwithstanding anything to the contrary set forth herein, during the [***] notice period set forth above, Alfa shall be entitled, at its sole cost and expense, to change or modify at its own discretion the Development Plan and/or the Development Budget (which may include increases in vendor or investigator fees, number of Clinical Trial sites, changes to any vendor agreement, or any changes to the protocol), without any further obligation of Salix with respect to any such change or modification, except, for clarity, for those costs and expenses associated with ceasing any existing Clinical Trials during such [***] notice period as set forth above (for which Salix shall remain fully responsible);
provided, that, in the event of any termination by Salix of this Agreement with respect to the POCD EIR Product pursuant to this Section 16.4.4, the provisions of Section 17.2 shall apply; provided, further, that Alfa’s rights and Salix’s obligations under Section 4.1.2(b)(vi) with respect to any Additional Crohn’s Product shall survive any termination pursuant to this Section 16.4.4, subject to the provisions of Section 4.1.2(b)(vi).
For clarity, any termination by Salix of this Agreement with respect to the POCD EIR Product pursuant to the provisions of Section 16.4.4(a), Section 16.4.4(b) or Section 16.4.4(c) shall be without prejudice to the provisions of Section 16.4.4(d) which shall apply in accordance with their terms.
16.Section 16.4.5 of the ARLA is hereby deleted and replaced with the following:
16.4.5    Alfa may terminate this Agreement with respect to the POCD EIR Product:
(a)    without cause at any time, by giving [***] written notice to Salix; provided, that, in the event of any termination of this Agreement with respect to the POCD EIR Product by Alfa pursuant to this Section 16.4.5, (a) the provisions of Section 17.2 shall not apply; (b) Alfa shall not have any further right to request any additional payment that remains due under Section 6.2.3(a) after such termination; and (c) Alfa’s exercise of such termination will not result in any financial, indemnification or any other termination penalty or compensation owed to Salix as it relates to such termination; or
(b)    anything to the contrary set forth herein notwithstanding, immediately upon notice to Salix, if Salix fails to pay any amount due pursuant to Sections 6.2.3(b) through (c) within [***] from receipt of the relevant invoice; provided, that in the event of any termination of this Agreement with respect to the POCD EIR Product by Alfa pursuant to this Section 16.4.5(b), the provisions of Section 17.2 shall apply and shall be the sole remedy of Alfa with respect to any failure to pay by Salix pursuant to this Section 16.4.5(b).
17.Section 17.2 of the ARLA is hereby deleted and replaced with the following:
17.2    Effect of Termination in Respect of the POCD EIR Product.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.2.1    Upon termination of this Agreement with respect to the POCD EIR Product by Salix pursuant to Section 16.4.4 or by Alfa pursuant to Section 16.4.5(b):
(a)    the licenses set forth in Sections 4.1.2 (Crohn’s EIR License), 4.1.3 (Existing Indications EIR License) and 4.1.4 (Salix New Indications License, but only as it pertains to the EIR Formulation) and all other rights and obligations of Salix and obligations of Alfa under this Agreement insofar as they relate to the POCD EIR Product, the Crohn’s EIR Product, the Other EIR Products, the EIR Formulation and all underlying Alfa Technology Rights (including rights granted to Salix under clause (b) of Section 16.2.4) shall terminate (other than the obligations of Salix set forth in this Section 17.2 and Section 4.1.2(b)(vi), which shall survive any such termination);
(b)    Salix shall transfer to Alfa all data, files, records and other materials in its possession or control produced within the scope of the activities performed pursuant to the Development Plan relating to the POCD EIR Product; provided, however, that Salix shall not be required to provide to Alfa, and in no event shall Alfa and/or its Affiliates use for purposes of further Development or Exploitation in the Salix Territory, any data, files, records, and other materials in Salix’s possession or Control related to any Rifaximin Product having [***], including any Rifaximin Product that has the EIR Formulation having [***], except as may be required for Alfa to practice the license grants set forth in Section 4.2.2 and Section 4.2.3 in accordance with their respective terms;
(c)    Alfa and/or its Affiliates shall be free to Exploit the EIR Formulation and Rifaximin Products containing the EIR Formulation, itself, or may license such rights to one or more licensees, anywhere in the world;
(d)    all rights granted to Salix under this Agreement with respect to the receipt of information, data, Regulatory Documentation and the like, and the right to participate in meetings with Regulatory Authorities, shall terminate with regard to all matters pertaining to the POCD EIR Product, the Crohn’s EIR Product, the Other EIR Products, the EIR Formulation and the Rifaximin Products containing the EIR Formulation; and
(e)    the licenses set forth in Section 4.2.2 (Salix Designated Indication License) and Section 4.2.3 (SSD/Other New Formulation License) shall not be affected thereby but shall remain in effect in accordance with their respective terms set forth in this Agreement.
17.2.2    Upon termination of this Agreement with respect to the POCD EIR Product by Salix pursuant to Section 16.4.4 or by Alfa pursuant to Section 16.4.5(b), in addition to the effects set forth in Section 17.2.1, if the then-current Initial Development Budget or Development Budget (as the case may be) for the POCD EIR Product has not been exhausted, within thirty (30) Business Days from the effective date of termination Salix shall pay to Alfa an amount equal to the positive difference between (a) [***] and (b) the aggregate amount of all costs and expenses actually paid by Salix pursuant to Section 6.2.3(a). The payment to be made pursuant to this Section 17.2.2 shall be made in in United States

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Dollars by SWIFT (international communications) wire transfer of immediately available funds to such bank as Alfa shall designate in writing. Salix shall not be entitled in any circumstances to withhold any money due to Alfa under the terms of this Agreement in respect of any possible (justified or unjustified) claims against Alfa related to this Agreement or any of the Related Agreements. For clarity, the provisions of Section 4.7 shall apply to the payment to be made pursuant to this Section 17.2.2.
18.The last sentence in Section 18.1 is hereby amended and replaced with the following: “Notwithstanding anything set forth in this Article 18 to the contrary, disputes that (a) are governed by Section 6.5 shall be resolved pursuant to the procedure set forth thereunder; or (b) concern inventorship, ownership or validity of any Intellectual Property Rights pertaining to the Compound or the Crohn’s EIR Products or Licensed Products shall be resolved in the manner set forth in Section 11.5; and (c) concern actions pertaining to breaches of Article 12 shall be governed by Section 12.5.”
For clarity, the remainder of Section 18.1 remains unchanged.
19.Article 23 of the ARLA is hereby amended to replace the existing notices to Salix with the following notice to Salix:
All notices to Salix shall be sent to the following address, or to such other address as Salix may designate by written notice to Alfa:
Salix Pharmaceuticals, Inc.
400 Somerset Corporate Blvd.
Bridgewater, NJ 08807
USA
Attn: General Manager
Fax: (908) 927-1926
Email: [***]

With copies to:

Bausch Health Companies, Inc.
400 Somerset Corporate Blvd.
Bridgewater, NJ 08807
USA
Attn: General Counsel
Fax: (908) 927-1926
Email: [***]

with copies to:

Norton Rose Fulbright US LLP
1301 Avenue of the Americas

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

New York, NY 10019-6022
Attn: Andres Liivak, Esq.
Fax: (212) 318-3400
Email: [***]

All notices to Alfa shall be sent to the following address, or to such other address as Alfa may designate by written notice to Salix:
Alfasigma S.p.A.
Via Ragazzi del ’99, n. 5
40133 Bologna
Italy
Attn: General Counsel
Fax: (051) 6489532
Email: [***]
20.The Parties hereby agree and acknowledge that this Amendment and the ARLA, taken together, constitute one and the same agreement and the ARLA, as amended and supplemented by this Amendment, continues in full force and effect in accordance with its terms and, for clarity, Article 21 of the ARLA is hereby incorporated by reference into this Amendment. Except as otherwise expressly provided for herein, no other amendments or supplements to the ARLA are made. If any of the provisions of the ARLA that are, expressly or by implication, amended by this Amendment may be construed in different ways, the interpretation that is most consistent with the text and the purpose of this Amendment shall prevail.

(Signature Page Follows)

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

SALIX PHARMACEUTICALS, INC.	ALFASIGMA S.p.A.
By: /s/ Mark McKenna Name: Mark McKenna Title: Senior Vice President & General Manager, GI	By: /s/ Pier Vincenzo Colli Name: Pier Vincenzo Colli Title: Chief Executive Officer
VALEANT PHARMACEUTICALS IRELAND LIMITED
By: /s/ Michael Kennan Name: Michael Kennan Title: Director

VALEANT PHARMACEUTICALS LUXEMBOURG, S.à.r.l. By: /s/ Michael Kennan /s/ Daniela Italia Name: Michael Kennan Daniela Italia Title: Manager Manager

(Signature Page to Amendment Number Two to Amended and Restated License Agreement)

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F(i)

Initial Development Plan and Initial Development Budget

[***]

Schedule F(i)

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 6.2.3(d)

Form of FDA IND Transfer Letter

[***]

Schedule 6.2.3(d)